AMERICAN PERFORMANCE FUNDS

Supplement dated May 14, 2007
to the
Administrative Shares Prospectus
dated January 1, 2007

U.S. Treasury Fund

Effective immediately, the section entitled “Fees and Expenses — Example” on page 5 of the prospectus is deleted and replaced in its entirety with the following:

Fees and Expenses

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$79	$263	$472	$1,063

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

APFSPMMA 0507

AMERICAN PERFORMANCE FUNDS

Supplement dated May 14, 2007
to the
Bond Funds Prospectus
dated January 1, 2007

Short-Term Income Fund

Effective immediately, the information in the section entitled “Fees and Expenses — Example” on page 9 of the prospectus with respect to the Short-Term Income Fund is as follows:

Fees and Expenses (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$93	$344	$614	$1,387

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

APFSPB 0507